Exhibit 99.1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on July 12, 2011

SAVVIS, INC.

INTERNET
http://www.proxyvoting.com/svvs
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

02294

▼ FOLD AND DETACH HERE ▼

The board of directors recommends a vote "FOR" each of the proposals listed below.

Please mark your votes as indicated in this example [X]

Proposal	FOR	AGAINST	ABSTAIN
1. Proposal to adopt the Agreement and Plan of Merger, dated as of April 26, 2011, among CenturyLink, Inc., Mimi Acquisition Company, a wholly owned subsidiary of CenturyLink, and SAVVIS, Inc., as such agreement may be amended from time to time (the "Merger Agreement").	☐	☐	☐
2. Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.	☐	☐	☐
3. Proposal to approve the advisory (non-binding) resolution on compensation to be paid to named executive officers that is based on or otherwise relates to the merger.	☐	☐	☐

I will attend the Special Meeting of Stockholders. YES ☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________

FOLD AND DETACH HERE PROXY CARD This proxy is solicited on behalf of the board of directors of SAVVIS, Inc. for the 2011 special meeting of stockholders. The undersigned, a stockholder of SAVVIS, Inc., hereby appoints James E. Ousley and Peter J. Bazil, and each of them, the proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote at the 2011 special meeting of stockholders to be held on July 13, 2011, and at any adjournment or postponement thereof all of the undersigned’s shares of common stock of SAVVIS, Inc. held of record on June 7, 2011, in the manner indicated on the reverse side hereof. The undersigned acknowledges receipt of the notice of 2011 special meeting of stockholders and the accompanying proxy statement. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 26, 2011, AMONG CENTURYLINK, INC., MIMI ACQUISITION COMPANY, A WHOLLY OWNED SUBSIDIARY OF CENTURYLINK, AND SAVVIS, INC., AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME (THE “MERGER AGREEMENT”), “FOR” ADJOURNMENT OF THE SPECIAL MEETING AS NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES AND “FOR” APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION RELATING TO THE MERGER. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 02294 FOLD AND DETACH HERE PROXY CARD This proxy is solicited on behalf of the board of directors of SAVVIS, Inc. for the 2011 special meeting of stockholders. The undersigned, a stockholder of SAVVIS, Inc., hereby appoints James E. Ousley and Peter J. Bazil, and each of them, the proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote at the 2011 special meeting of stockholders to be held on July 13, 2011, and at any adjournment or postponement thereof all of the undersigned’s shares of common stock of SAVVIS, Inc. held of record on June 7, 2011, in the manner indicated on the reverse side hereof. The undersigned acknowledges receipt of the notice of 2011 special meeting of stockholders and the accompanying proxy statement. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 26, 2011, AMONG CENTURYLINK, INC., MIMI ACQUISITION COMPANY, A WHOLLY OWNED SUBSIDIARY OF CENTURYLINK, AND SAVVIS, INC., AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME (THE “MERGER AGREEMENT”), “FOR” ADJOURNMENT OF THE SPECIAL MEETING AS NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES AND “FOR” APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION RELATING TO THE MERGER. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 02294